UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 24, 2013

MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 E. Kilbourn Avenue, Milwaukee, Wisconsin		53202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-347-6480

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 24, 2013, the Board of Directors (the “Board”) of MGIC Investment Corporation (the “Company”) elected Daniel A. Arrigoni to the Board of Directors and appointed him to the Board’s Audit Committee and its Risk Management Committee.

Mr. Arrigoni was President and Chief Executive Officer of U.S. Bank Home Mortgage Corp., one of the largest originators and servicers of home loans in the U.S., when he retired in early July 2013. Until his retirement, he also was an Executive Vice President of U.S. Bank, N.A. Mr. Arrigoni led the mortgage company for U.S. Bank and its predecessor companies since January 1996. Mr. Arrigoni is a member of the Board of Directors of the National Mortgage Bankers Association and has over 40 years of experience in the banking and home mortgage industries.

Mr. Arrigoni’s compensation, including the compensation plans that he is eligible to participate in, is described in the proxy statement for the Company’s 2013 Annual Meeting of Shareholders under the caption “Compensation of Directors.” On July 25, 2013, Mr. Arrigoni was awarded, under the MGIC Investment Corporation Deferred Compensation Plan for Non-Employee Directors, a grant of 6,803.1704 share units, representing his pro rata share of an annual grant made to each of the Company’s non-management directors. This plan and the share units are described in such proxy statement under the caption “Compensation of Directors — Deferred Compensation Plan and Annual Grant of Share Units.”

U.S. Bank, N.A. and U.S. Bank Home Mortgage Corp., are subsidiaries of U.S. Bancorp (U.S. Bancorp and its subsidiaries are hereafter referred to collectively as, “U.S. Bank Group”). The Company and U.S. Bank Group have engaged in various transactions in the ordinary course of business since January 1, 2012, including the provision by the Company of mortgage insurance and contract underwriting services, and the provision by U.S. Bank Group of cash management, investment management, trustee and custodial services. Mr. Arrigoni did not have any direct or indirect material interest in such transactions, and they have been referred to for informational purposes.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date: July 29, 2013	By: \s\ Jeffrey H. Lane

Jeffrey H. Lane
Executive Vice President, General Counsel and Secretary